Exhibit 99.2

JOHNSON OUTDOORS INC.
2009 EMPLOYEES’ STOCK PURCHASE PLAN

1. Purpose.

The Johnson Outdoors Inc. 2009 Employees’ Stock Purchase Plan (the “Plan”) has been established by Johnson Outdoors Inc., a Wisconsin corporation (the “Company”), to allow employees of the Company and its subsidiaries to purchase shares of Class A Common Stock of the Company (“Company Shares”) and thereby share in the ownership of the Company.  The Plan is intended to comply with the requirements of section 423 of the Internal Revenue Code of 1986, as amended (the “Code”).

2. Company Shares Available for Purchase.

Subject to adjustment, in accordance with Paragraph 13, the maximum number of Company Shares which may be purchased pursuant to the Plan shall be 80,000.  Company Shares issued under the Plan may be authorized and unissued shares or treasury shares of the Company.

3. Administration.

The Plan shall be administered by the Compensation Committee of the Board of Directors. All determinations of the Compensation Committee shall be made by at least a majority of its members.

In accordance with the provisions of the Plan, the Compensation Committee shall establish such terms and conditions for the grants of purchase rights as the Compensation Committee may deem necessary or advisable, adopt such rules or regulations which may become necessary or advisable for the operation of the Plan, and make such determinations, and take such other actions, as are expressly authorized or contemplated in the Plan or as may be required for the proper administration of the Plan in accordance with its terms. The Compensation Committee, in its discretion, may appoint one or more individuals (the “Plan Administrative Committee”) to assist the Compensation Committee in corresponding with employees, with record keeping and in performing other administerial type functions in connection with the Plan; provided, however, that the Plan Administrative Committee shall exercise no discretion with respect to the interpretation of the Plan or of the rights to purchase Company Shares pursuant to the Plan.  The interpretation of any provision of the Plan by the Compensation Committee and any determination on the matters referred to in this paragraph shall be final.

The Company shall indemnify each employee of the Company who is responsible for administering the Plan against any and all claims, losses, damages, expenses, including reasonable counsel fees, incurred by such employee and any liability, including any amounts paid in settlement with the Company’s approval, arising from the employee’s action or failure to act, except when the same is judicially determined to be attributable to the gross negligence or willful misconduct of the employee.

4. Eligibility.

From time to time the Compensation Committee shall designate from the group consisting of the Company and subsidiary corporations, the corporations whose employees may participate in the Plan (a “Designated Corporation”).  On any date as of which a determination of eligibility is made, the term “Eligible Employee” shall mean a full-time employee of a Designated Corporation, other than a highly compensated employee with annual compensation at or above the compensation limit as provided under Code section 401(a)(17).  For purposes of the Plan, (a) “full-time” employee of a Designated Corporation means an employee thereof who customarily works at least 20 hours per week and more than five months per calendar year, (b) “subsidiary” and “parent” have the meanings given such terms in Code section 425(c) “highly compensated employee” has the meaning given to such term in Code section 414(q) and (d) “compensation has the meaning given to such term in Code section 415(c)(3).

5. Grant of Purchase Rights.

In the discretion of the Compensation Committee, each calendar year, or more frequently if deemed appropriate, beginning on such date as the Committee may specify (the “Grant Date”), each employee who is then an Eligible Employee of a Designated Corporation shall automatically be granted the right to purchase a maximum of 250 Company Shares.  In its discretion, the Compensation Committee may change the maximum number of Company Shares available for purchase by each Eligible Employee: provided that the maximum number of shares available for purchase shall be the same for all Eligible Employees and all Eligible Employees shall have the same rights and privileges with respect to the purchase of Company Shares under the Plan.  However, nothing contained herein shall require the Compensation Committee to cause any purchase rights to be granted hereunder during any calendar year and the Compensation Committee may, in connection with any grant of rights, specify the maximum number of Company Shares in the aggregate available for purchase by all Eligible Employees during any Purchase Period (the “Maximum Number of Purchase Period Company Shares”).

Each purchase right shall be exercisable during the 30-day period following the Grant Date (such period is hereinafter referred to as the “Purchase Period”), subject to the limitations provided in paragraphs 2 and 8.  In the event the Compensation Committee decides to cause any purchase rights to be granted under the Plan, the Company shall send to each Eligible Employee a written notice specifying the Grant Date and the terms and conditions of the right, including the purchase price per share of Company Shares subject to such right.  No Company Shares may be issued pursuant to the exercise of purchase rights after the maximum number of Company Shares provided for in paragraph 2 has been purchased.  Each purchase right granted pursuant to this paragraph 5 shall expire at 12:00 P.M., 30 days after the Grant Date.

6. Exercise of Purchase Rights.

Subject to the limitations elsewhere in the Plan, including the limitations on exercise set forth in paragraph 8, Eligible Employees may exercise their rights to purchase Company Shares granted under the Plan, in whole, or in part, at any time during the Purchase Period; provided, however, that no employee shall be entitled to exercise his purchase rights for less than the Applicable Minimum Number, as defined below, of Company Shares.  Eligible Employees wishing to exercise their rights to purchase Company Shares granted under the Plan shall make applications on forms prescribed by the Plan Administrative Committee, which forms shall be deemed to include the full terms and conditions of the Plan.  Each application to purchase Company Shares shall be accompanied by payment in full to the Company, in cash or its equivalent, of the purchase price for such Company Shares.  Alternatively, an Eligible Employee may authorize the Company to accumulate the purchase price of the Company Shares, in equal amounts, by regular payroll deductions made during the 12 month period commencing with the first payroll period after the Purchase Period.

An application on the prescribed form, properly completed and accompanied by the required payment, shall be deemed to be accepted as of the last day of the Purchase Period, subject to adjustment in the number of Company Shares which may be purchased by the Eligible Employee as provided for pursuant to this paragraph 6.  Notwithstanding the foregoing, no application shall be accepted unless received by the Plan Administrative Committee or postmarked, if delivered by mail, on or before the last day of the Purchase Period.  For purposes of this paragraph 6, the “Applicable Minimum Number” of Company Shares which may be purchased during a Purchase Period shall be such number of shares as the Compensation Committee, in its discretion, may determine.

If applications to purchase a number of Company Shares in excess of the Maximum Number of Purchase Period Company Shares are received by the Plan Administrative Committee, each employee properly exercising purchase rights during such Purchase Period shall be entitled to purchase the number of Company Shares determined by the sum of:

a.	the Applicable Minimum Number of Company Shares; and

b.	a pro rata portion of the Company Shares available after satisfying each employee’s minimum purchase rights based on the number of shares with respect to which such employee has exercised his purchase rights and the aggregate number of shares with respect to which all employees have exercised purchase rights during the Purchase Period.

Notwithstanding any other provisions in this paragraph 6, the Compensation Committee may adjust the number of Company Shares which may be purchased by an employee according to such non-discriminatory rules and regulations as the Compensation Committee may establish from time to time.

7. Purchase Price.

The purchase price per share of each purchase right granted under the Plan shall be the lesser of (a) 85% of the fair market value, as determined by the Compensation Committee, of a Company Share on the Grant Date and (b) 85% of the fair market value, as determined by the Compensation Committee, of a Company Share at the end of the Purchase Period.  Unless otherwise determined by the Compensation Committee, the fair market value of a Company Share shall be the closing price of a Company Share in the applicable market on the trading date preceding the specified date, as reported by the Nasdaq Stock Market (or if such day is a day for which no closing price for a Company Share is so set forth, the next preceding day for which a closing price is so set forth).  Notwithstanding the foregoing, the purchase price per share of a Company Share shall in no event be less than the par value of a Company Share.

8. Individual Limitation.

No employee shall be granted the right to purchase any Company Shares hereunder if such employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary or any parent of the Company.  For purposes of this 5% limitation, an employee will be considered as owning all stock which the employee may purchase under any outstanding right or option, regardless of the characterization and treatment of such right or option under the Code, and a right or option will be considered outstanding even though under its terms it may be exercised only in installments or only after the expiration of a fixed period of time.  An employee will be considered as owning stock attributable to him pursuant to Code section 425(d).  Moreover, no employee may be granted a right to purchase Company Shares under the Plan which permits such employee’s rights to purchase stock under the Plan and all employee stock purchase plans (as defined in Code section 423) of the Company and its parent and subsidiary corporations to accrue at a rate which exceeds $25,000 of the fair market value of such stock (determined at the time such right is granted) for each calendar year in which such right is outstanding at any time.  The right to purchase Company Shares shall be deemed to accrue when the right or option (or any part thereof) first becomes exercisable during the calendar year.

9. Limitations on Exercise of Purchase Rights.

Purchase rights granted under the Plan shall not become exercisable until such time as the Company Shares which may be issued pursuant to the Plan (i) have been registered under the Securities Act of 1933, as amended (the “Act’), and any applicable state and foreign securities laws; or (ii) in the opinion of the Company’s counsel, may be issued pursuant to an exemption from registration under the Act and in compliance with any applicable state and foreign securities laws.

10. Stock Certificates.

Company Shares may be certificated or uncertificated, as provided under the Wisconsin Business Corporation Law, and shall be entered in the books of the Company and registered as they are issued.  Company Shares purchased under the Plan shall be issued as soon as reasonably practicable after the last day of a Purchase Period.  The Company will pay any taxes or fees in connection with each such issue.

11. Nontransferability of Purchase Rights.

An employee’s right to exercise purchase rights under the Plan shall not be transferable by such employee and may be exercised only by the employee.  An employee’s right to exercise purchase rights may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated.

12. Termination of Employment.

In the event of termination of employment of an employee, whether on account of death, discharge, resignation or any other reason, all rights of the employee to exercise purchase rights under the Plan shall terminate.

13. Adjustments.

In order to prevent dilution or enlargement of purchase rights, in the event of reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or other change in Company Shares, the Compensation Committee shall make appropriate changes in the number of Company Shares which may be purchased pursuant to the Plan, and the number of Company Shares covered by, and the purchase price under, each outstanding purchase right, and such other changes in the Plan and outstanding purchase rights as the Compensation Committee may deem appropriate under the circumstances. No rights to purchase a fractional Company Share shall result from any such change.

14. Restrictions on Stock Transferability.

The Compensation Committee shall impose such non-discriminatory restrictions on the transfer of any shares of stock acquired pursuant to the exercise of a purchase right under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange upon which such shares of stock are then listed, if any, and under any state and foreign securities laws applicable to such shares.

15. Amendment/Termination.

The Board of Directors may amend or terminate the Plan at any time, but any such amendment or termination (other than an adjustment contemplated by paragraph 13) shall not affect purchase rights outstanding at the time thereof; provided, however, that the Board of Directors may not, without the approval of the shareholders of the Company, amend the Plan to (i) increase the maximum number of Company Shares which may be purchased pursuant to the Plan (except as provided in paragraph 13); (ii) modify the requirements as to eligibility for participation in the Plan; (iii) change the class of corporations whose employees will be granted purchase rights under the Plan; or (iv) materially increase the benefits to participants under the Plan.

16. Governing Law, Jurisdiction, Venue and Notice.

The validity, construction, and effect of the Plan, any dispute over interpretation of Plan terms or any claims with respect to rights under the Plan, or for other relief, and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Wisconsin and applicable federal law. The exclusive venue for any legal action or proceeding with respect to this Plan, any Award, or for recognition and enforcement of any judgment in respect of this Plan, shall be a court sitting in the County of Racine, or the Federal District Court for the Eastern District of Wisconsin sitting in the County of Milwaukee, in the State of Wisconsin. Service of process, summons, or notice by U.S. registered mail shall be effective with respect to any such proceeding, if directed to the Company at its principal executive offices.  All other notices or communication otherwise required or permitted under the Plan shall be in writing and (a) sent by overnight courier, (b) mailed by certified or registered mail, return receipt requested, or (c) by telecopier to such address.

17. Effective Date.

The Plan shall become effective as of the date of its adoption by the Board of Directors of the Company, subject to approval of the Plan by the shareholders within twelve months of such effective date.  Purchase rights may be granted prior to such approval, provided that such purchase rights shall be subject to such approval.

In the event that the shareholders of the Company do not approve the Plan, all applications to purchase Company Shares shall be revoked and all payments made shall be refunded to affected Eligible Employees as soon as possible following the shareholder’s action.